Revenue Recognition Revenue Recognition (Notes)	12 Months Ended
Dec. 31, 2018
Revenue Recognition [Abstract]
Revenue from Contract with Customer [Text Block]
NOTE 3: REVENUE RECOGNITION
ASU 2014-09 and its related amendments (collectively, the New Revenue Standard) are effective for reporting periods beginning after December 15, 2017. We adopted the New Revenue Standard effective January 1, 2018 and elected the modified retrospective approach. The results for periods before 2018 were not adjusted for the new standard and the cumulative effect of the change in accounting was recognized through retained earnings at the date of adoption.
The New Revenue Standard changed the revenue recognition practices for a number of revenue streams across our businesses, although the most significant impacts are concentrated in our aerospace units. Several businesses, which previously accounted for revenue on a point in time basis are now required to use an over-time model when their contracts meet one or more of the mandatory criteria established in the New Revenue Standard. Revenue is now recognized based on an over-time basis using an input method for repair contracts within Otis and Carrier; certain U.S. Government and commercial aerospace equipment contracts; and aerospace aftermarket service work. We measure progress toward completion for these contracts using costs incurred to date relative to total estimated costs at completion. Incurred costs represent work performed, which corresponds with and best depicts the transfer of control to the customer. For these businesses, unrecognized sales related to the satisfied portion of the performance obligations of contracts in process as of the date of adoption of approximately $220 million were recorded through retained earnings. The ongoing effect of recording revenue on an over-time basis within these businesses is not expected to be materially different than the previous revenue recognition method.
In addition to the foregoing, our aerospace businesses, in certain cases, also changed the timing of manufacturing cost recognition and certain engineering and development costs. In most circumstances, our commercial aerospace businesses identify the performance obligation as the individual OEM unit; revenue and cost to manufacture each unit are recognized upon OEM unit delivery. Under the prior accounting, the unit of accounting was the contract and early-contract OEM unit costs in excess of the average unit costs expected over the contract were capitalized and amortized over lower-cost units later in the contract. With the adoption of the New Revenue Standard, deferred unit costs in excess of the contract average of $438 million as of January 1, 2018 were eliminated through retained earnings, and as such, will not be amortized into future earnings.
Under the New Revenue Standard, costs incurred for engineering and development of aerospace products under contracts with customers must be capitalized as contract fulfillment costs, to the extent recoverable from the associated contract margin, and subsequently amortized as the OEM products are delivered to the customer. Under prior accounting, we generally expensed costs of engineering and development of aerospace products. The new standard also requires that customer funding of OEM product engineering and development be deferred in instances where economic benefit does not transfer to the customer and recognized as revenue when the OEM products are delivered. Engineering and development costs which do not qualify for capitalization as contract fulfillment costs are expensed as incurred. Prior to the New Revenue Standard, any customer funding received for such development efforts was recognized when earned, with the corresponding costs recognized as cost of sales.
With the adoption of the New Revenue Standard, we capitalized engineering and development costs of approximately $700 million as contract fulfillment cost assets through retained earnings as of January 1, 2018. We also established previously recognized customer funding of approximately $850 million as a contract liability through retained earnings as of the adoption date.
The New Revenue Standard also requires disclosure of remaining performance obligations, which is a concept that is similar to that of backlog. Beginning in 2018, we replaced our definition of backlog with that of remaining performance obligations under the New Revenue Standard. We have historically included in backlog engine orders from airlines for which such purchase orders have not yet been received from the aircraft manufacturer. Effective with the adoption of the New Revenue Standard, we will no longer include in backlog airline engine orders for which we have not yet received the associated firm manufacturing purchase order.
The New Revenue Standard had an immaterial impact on our 2018 net income. Adoption of the New Revenue Standard has resulted in Statement of Operations classification changes between Net Sales, Cost of sales, Research & development, and Other income. The New Revenue Standard also resulted in the establishment of Contract asset and Contract liability balance sheet accounts, and in the reclassification of balances to these new accounts from Accounts receivable, Inventories and contracts in progress, net, and Accrued liabilities. In addition to the following disclosures, Note 19 provides incremental disclosures required by the New Revenue Standard, including disaggregation of revenue into categories that depict how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors.
The following schedules quantify the impact of the New Revenue Standard on the statement of operations for the year ended December 31, 2018. The effect of the new standard represents the increase (decrease) in the line item based on the adoption of the New Revenue Standard.

(dollars in millions)	Year Ended December 31, 2018, under previous standard [1]	Effect of the New Revenue Standard	Year Ended December 31, 2018 as reported
Net Sales:
Product sales	$45,128	$306	$45,434
Service sales	20,821	246	21,067
	65,949	552	66,501
Costs and Expenses:
Cost of products sold	36,481	273	36,754
Cost of services sold	13,068	163	13,231
Research and development	2,549	(87)	2,462
Selling, general and administrative	7,066	—	7,066
	59,164	349	59,513
Other income, net	1,573	(8)	1,565
Operating profit	8,358	195	8,553
Non-service pension (benefit)	(765)	—	(765)
Interest expense, net	1,038	—	1,038
Income from operations before income taxes	8,085	195	8,280
Income tax expense	2,577	49	2,626
Net income from operations	5,508	146	5,654
Less: Noncontrolling interest in subsidiaries' earnings from operations	380	5	385
Net income attributable to common shareowners	$5,128	$141	$5,269

[1]
Includes the as reported results of Rockwell Collins. Because Rockwell Collins adopted the New Revenue Standard prior to the merger, its reported results have been excluded from the quantification of the effect of the New Revenue Standard shown above for the period from November 26, 2018 through December 31, 2018.

The New Revenue Standard resulted in an increase to Product and Service sales and Cost of products and services sold primarily due to the change to an over-time revenue model for certain U.S Government and commercial aerospace equipment contracts, and aerospace aftermarket service work at Pratt & Whitney and Collins Aerospace Systems. The New Revenue Standard also resulted in an increase in Cost of products sold primarily related to the timing of manufacturing cost recognition on early-contract OEM units sold, with costs in excess of the contract average unit costs recorded through Cost of products sold.
The lower amounts of research and development expense recognized under the New Revenue Standard reflect the capitalization of costs of engineering and development of aerospace products as contract fulfillment costs under contracts with customers to the extent recoverable.
The following schedule quantifies the impact of the New Revenue Standard on our balance sheet as of December 31, 2018.

(dollars in millions)	December 31, 2018 under previous standard[1]	Effect of the New Revenue Standard	December 31, 2018 as reported
Assets
Accounts receivable, net	$15,636	$(1,365)	$14,271
Contract assets, current	331	3,155	3,486
Inventories	12,169	(2,086)	10,083
Other assets, current	1,519	(8)	1,511
Future income tax benefits	1,614	32	1,646
Intangible assets, net	26,495	(71)	26,424
Other assets	6,056	1,150	7,206

Liabilities and Equity
Accrued liabilities	$15,522	$(5,299)	$10,223
Contract liabilities, current	345	5,375	5,720
Other long term liabilities	15,841	1,073	16,914
Noncontrolling interest	2,158	6	2,164

Retained earnings	58,162	(339)	57,823

[1]
Includes the as reported balance sheet amounts of Rockwell Collins. Because Rockwell Collins adopted the New Revenue Standard prior to the merger, its reported balance sheet amounts have been excluded from the quantification of the effect of the New Revenue Standard shown above.

The decrease in Retained earnings of $339 million in the table above reflects $480 million of adjustments to the balance sheet as of January 1, 2018, resulting from the adoption of the New Revenue Standard and $141 million higher reported net income under the New Revenue Standard during 2018. The declines in Accounts receivable, net, Inventories, Other assets, current, and Intangible assets, net, reflect reclassifications to contract assets, and specifically for Inventories, earlier recognition of costs of products sold for contracts requiring an over-time method of revenue recognition. The increase in Other assets reflects the establishment of non-current contract assets and contract fulfillment cost assets. Capitalized net contract fulfillment costs as of December 31, 2018 are $914 million.
The decline in accrued liabilities is primarily due to the reclassification of payments from customers in advance of work performed as contract liabilities. The Other long term liabilities increase primarily reflects the establishment of non-current contract liabilities for certain customer funding of OEM product engineering and development, which will be recognized as revenue when the OEM products are delivered to the customer.
Contract Assets and Liabilities. Contract assets reflect revenue recognized and performance obligations satisfied in advance of customer billing. Contract liabilities relate to payments received in advance of the satisfaction of performance under the contract. We receive payments from customers based on the terms established in our contracts. Total contract assets and contract liabilities as of December 31, 2018 are as follows:

(dollars in millions)	December 31, 2018
Contract assets, current	$3,486
Contract assets, noncurrent (included within Other assets)	1,142
Total contract assets	4,628
Contract liabilities, current	(5,720)
Contract liabilities, noncurrent (included within Other long-term liabilities)	(5,069)
Total contract liabilities	(10,789)
Net contract liabilities	$(6,161)

We established contract assets of $3,609 million in connection with our adoption of the New Revenue Standard on January 1, 2018. Contract assets increased $1,019 million from January 1, 2018 to December 31, 2018 as a result of the acquisition of Rockwell Collins ($308 million) and due to revenue recognition in excess of customer billings, primarily on Pratt & Whitney commercial aftermarket and military engines contracts.
We established contract liabilities of $9,974 million in connection with our adoption of the New Revenue Standard. Contract liabilities increased $815 million from January 1, 2018 through December 31, 2018, as a result of the acquisition of Rockwell Collins ($313 million) and due to customer billings in excess of revenue on Otis new equipment contracts and on Pratt & Whitney commercial aftermarket contracts. We recognized revenue of $4,211 million related to contract liabilities as of January 1, 2018.
Remaining performance obligations ("RPO") are the aggregate amount of total contract transaction price that is unsatisfied or partially unsatisfied. As of December 31, 2018, our total RPO is approximately $115.5 billion. Of this total, we expect approximately 46% will be recognized as sales over the following 24 months.